Exhibit 99.2

Digital Realty Trust
FOURTH QUARTER 2009

Supplemental Operating and Financial Data
December 31, 2009

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the ongoing deterioration in global economic, credit and market conditions;

•	downturn of local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2008, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. Digital Realty Trust’s 81 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 14.4 million rentable square feet, including 1.8 million square feet of space held for redevelopment, Digital Realty Trust’s portfolio is located in 27 markets throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Corporate Development

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com            (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	UBS	JMP Securities	Deutsche Bank
Andrew Rossivach	Ross Nussbaum	William Marks	John Perry
(415) 249-7941	(212) 713-2484	(415) 835-8944	(212) 250-4912

	Robert Salisbury	Susan Guitierrez	Victor Chao
	(212) 713-4760	(415) 835-9303	(212) 250-6799

Green Street	Oppenheimer	Citigroup	Baird	Bank of America
Michael Knott	Srinivas Anantha	Michael Bilerman	David Aubuchon	Jamie Feldman
(949) 640-8780	(617) 428-5960	(212) 816-1685	(314) 863-4235	(646) 855-5808

John Stewart	Peter Armstrong	Mark Montandon	Justin Pelham-Webb	Jana Galan
(949) 640-8780	(212) 667-5808	(212) 816-1685	(314) 863-6413	(646) 855-3081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	Ian Weismann	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9461	(443) 224-1264

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008	1st Quarter 2008
High Price *	$50.81	$48.21	$39.84	$35.70	$47.62	$51.28	$43.45	$39.20
Low Price *	$42.94	$34.27	$32.14	$24.96	$18.04	$36.96	$35.43	$31.28
Closing Price, end of quarter *	$50.28	$45.71	$35.85	$33.18	$32.85	$47.25	$40.91	$35.50
Average daily trading volume *	1,149,605	1,362,583	2,258,424	2,074,752	1,876,211	1,139,423	904,670	1,224,336
Indicated dividend per common share **	$1.800	$1.440	$1.320	$1.320	$1.320	$1.240	$1.240	$1.240
Closing annual dividend yield, end of quarter	3.6%	3.2%	3.7%	4.0%	4.0%	2.6%	3.0%	3.5%
Closing shares and units outstanding end of quarter ***	82,231,880	82,173,996	82,013,377	81,980,716	79,125,833	78,259,621	72,405,839	72,329,436
Closing market value of shares and units outstanding (thousands), end of quarter	$4,134,619	$3,756,173	$2,940,180	$2,720,120	$2,599,284	$3,697,767	$2,962,123	$2,567,695

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of December 31, 2009, the total number of shares and units includes 76,812,783 shares of common stock, 4,360,549 common units held by third parties and 1,058,548 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Ownership Structure

As of December 31, 2009

Series A / B Redeemable Preferred Stockholders
Public Stockholders
Series C / D Convertible Preferred Stockholders
Digital Realty Trust, Inc. (the REIT)
93.4% Common General Partnership Interest
100% Series A/B/C/D Preferred Partnership Interest
5.3% Limited Partnership Interest
Digital Realty Trust, L.P. (our operating partnership)
Third-Party Contributors
100%
1.3% Limited Partnership Interest (1)
Digital Services, Inc. (taxable REIT subsidiary)
Directors, Executive Officers and Others
Properties

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	76,812,783	93.4%
Cambay Tele.com, LLC (3)	4,327,827	5.3%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,058,548	1.3%

Total	82,231,880	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	The total number of shares and units includes 76,812,783 shares of common stock, 4,360,549 common units held by third parties and 1,058,548 common units, vested and unvested long-term incentive units (including vested class C units) held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and the operating partnership’s assumed debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 564,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Key Quarterly Financial Data (1)

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Dec-09		30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Shares and Units at End of Quarter
Common shares outstanding	76,812,783		76,519,219		76,140,807		76,042,511		73,306,703		72,556,699		66,174,618		65,481,470
Common units outstanding	5,419,097		5,654,777		5,872,570		5,938,205		5,819,130		5,702,922		6,231,221		6,847,966

Total shares and Operating Partnership units	82,231,880		82,173,996		82,013,377		81,980,716		79,125,833		78,259,621		72,405,839		72,329,436

Market Capitalization
Market value of common equity (2)	$4,134,619		$3,756,173		$2,940,180		$2,720,120		$2,599,284		$3,697,767		$2,962,123		$2,567,695
Liquidation value of preferred equity	686,637		686,637		686,637		686,637		686,750		686,750		686,750		686,750
Total debt at balance sheet carrying value	1,784,444		1,599,270		1,519,506		1,439,688		1,385,074		1,283,718		1,361,172		1,190,691

Total market capitalization including preferred equity and debt	$6,605,700		$6,042,080		$5,146,323		$4,846,445		$4,671,108		$5,668,235		$5,010,045		$4,445,136

Total debt/Total market capitalization including preferred equity and debt	27.0%		26.5%		29.5%		29.7%		29.7%		22.6%		27.2%		26.8%

Selected Balance Sheet Data
Investments in real estate (before depreciation)	$3,616,714		$3,416,083		$3,283,874		$3,155,062		$3,051,180		$2,905,275		$2,816,258		$2,602,166
Total assets	3,745,059		3,532,418		3,444,708		3,351,613		3,281,045		3,158,885		3,070,850		2,895,036
Total liabilities	2,110,258		1,878,259		1,773,344		1,705,537		1,705,969		1,548,110		1,623,801		1,444,294

Selected Operating Data
Total operating revenues from continuing operations	$169,774		$163,227		$155,007		$149,134		$147,106		$142,016		$123,776		$114,547
Total operating expenses from continuing operations	119,690		117,571		112,161		109,931		106,537		108,358		94,942		89,253
Interest expense from continuing operations	24,451		22,559		22,495		18,937		17,747		15,716		14,956		15,202
Net income	24,897		23,945		21,203		21,189		25,133		18,419		13,550		10,816
Net income (loss) available to common stockholders	14,286		12,406		10,271		10,295		13,793		7,484		3,094		2,319

Financial Ratios
EBITDA (3)	$90,840		$85,737		$82,241		$75,972		$78,766		$69,902		$58,367		$56,763
Adjusted EBITDA (4)	$101,451		$97,276		$93,173		$86,866		$90,106		$80,837		$68,823		$65,260
Cash interest expense (5)	$23,915		$19,812		$16,695		$21,398		$17,439		$20,116		$14,691		$20,093
Fixed charges (6)	$37,263		$32,981		$29,721		$34,505		$30,323		$32,619		$27,163		$30,737
Debt service coverage ratio (7)	4.2	x	4.9	x	5.6	x	4.1	x	5.2	x	4.0	x	4.7	x	3.2	x
Fixed charge coverage ratio (8)	2.7	x	2.9	x	3.1	x	2.5	x	3.0	x	2.5	x	2.5	x	2.1	x

Profitability Measures
Net income (loss) per common share - basic	$0.19		$0.16		$0.13		$0.14		$0.19		$0.11		$0.05		$0.04
Net income (loss) per common share - diluted	$0.18		$0.16		$0.13		$0.14		$0.19		$0.10		$0.05		$0.03
Funds From Operations (FFO) per diluted share and unit (9)	$0.79		$0.74		$0.71		$0.70		$0.75		$0.68		$0.58		$0.57
Adjusted Funds From Operations (AFFO) per diluted share and unit (10)	$0.62		$0.59		$0.51		$0.53		$0.56		$0.56		$0.41		$0.38
Dividends per share and common unit	$0.45		$0.36		$0.33		$0.33		$0.33		$0.31		$0.31		$0.31
Diluted FFO payout ratio (11)	57.3%		48.9%		46.5%		47.4%		44.1%		45.6%		53.2%		54.4%
Diluted AFFO payout ratio (12)	72.2%		61.0%		64.7%		62.3%		58.9%		55.4%		75.6%		81.6%

Portfolio Statistics
Buildings	114		108		99		99		98		96		96		93
Properties	81		78		75		75		75		74		74		71
Net rentable square feet, excluding redevelopment space	12,573,634		11,964,522		11,854,886		11,784,573		11,387,102		11,244,657		10,977,945		10,795,795
Square feet held for redevelopment (13)	1,784,386		1,876,885		1,148,212		1,218,525		1,573,612		1,606,407		1,873,119		1,863,700
Occupancy at end of quarter (14)	95.0%		95.2%		94.8%		95.1%		94.9%		95.2%		95.2%		94.7%
Weighted average remaining lease term (years) (15)	7.3		7.4		7.5		7.6		7.3		7.3		7.4		7.7
Same store occupancy at end of quarter (14)(16)	94.8%		95.1%		94.7%		95.0%		95.4%		95.2%		95.2%		94.7%

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB ASC 470-20, formerly FASB APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)” and FASB ASC 810-10, formerly Statement of Financial Accounting Standard No.160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”.
(2)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of unvested class C units and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense see page 10.
(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(9)	For a definition and discussion of FFO see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(10)	For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 9.
(11)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(14)	Occupancy and same store occupancy excludes space held for redevelopment.
(15)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(16)	Same store properties were acquired before December 31, 2007.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Consolidated Balance Sheets (1)

(Dollars in thousands, except share data)

	December 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Investments in real estate
Land	$382,763	$316,318
Acquired ground leases	2,767	2,733
Buildings and improvements	2,952,330	2,467,830
Tenant improvements	272,462	255,818

Investments in real estate	3,610,322	3,042,699
Accumulated depreciation and amortization	(459,521)	(302,960)

Net investments in properties	3,150,801	2,739,739
Investment in unconsolidated joint venture	6,392	8,481

Net investments in real estate	3,157,193	2,748,220

Cash and cash equivalents	72,320	73,334
Accounts and other receivables, net	46,086	39,108
Deferred rent	145,550	99,957
Acquired above market leases, net	25,861	31,352
Acquired in place lease value and deferred leasing costs, net	224,216	222,389
Deferred financing costs, net	21,073	16,275
Restricted cash	37,810	45,470
Other assets	14,950	4,940

Total Assets	$3,745,059	$3,281,045

LIABILITIES AND EQUITY
Revolving credit facility	$205,547	$138,579
Unsecured senior notes	83,000	58,000
Mortgage loans	1,063,663	1,026,594
4.125% exchangeable senior debentures due 2026, net of discount	165,834	161,901
5.50% exchangeable senior debentures due 2029	266,400	—
Accounts payable and other accrued liabilities	151,229	171,176
Accrued dividends and distributions	37,004	26,092
Acquired below market leases, net	69,311	76,660
Security deposits and prepaid rents	68,270	46,967

Total Liabilities	2,110,258	1,705,969

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $174,998,875 liquidation preference ($25.00 per share), 6,999,955 and 7,000,000 issued and outstanding as of December 31, 2009 and December 31, 2008, respectively	169,067	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $344,887,500 liquidation preference ($25.00 per share), 13,795,500 and 13,800,000 issued and outstanding as of December 31, 2009 and December 31, 2008, respectively	333,472	333,581
Common Stock; $0.01 par value: 125,000,000 authorized, 76,812,783 and 73,306,703 shares issued and outstanding as of December 31, 2009 and December 31, 2008, respectively	766	732
Additional paid-in capital	1,155,709	1,057,107
Dividends in excess of earnings	(231,871)	(166,863)
Accumulated other comprehensive income, net	(27,947)	(49,503)

Total stockholders’ equity	1,558,995	1,503,921

Noncontrolling interests:
Noncontrolling interest in operating partnership	58,192	66,797
Noncontrolling interest in consolidated joint venture	17,614	4,358

Total noncontrolling interests	75,806	71,155

Total Equity	1,634,801	1,575,076

Total Liabilities and Equity	$3,745,059	$3,281,045

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Consolidated Quarterly Statements of Operations (1)

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Rental	$136,425	$130,878	$125,380	$118,089	$111,398	$102,449	$97,966	$92,746
Tenant reimbursements	32,501	32,236	29,544	31,027	30,136	29,882	25,698	21,787
Other	848	113	83	18	5,572	9,685	112	14

Total operating revenues	169,774	163,227	155,007	149,134	147,106	142,016	123,776	114,547

Rental property operating and maintenance	46,086	45,278	42,301	42,573	43,664	39,859	35,943	31,681
Property taxes	8,349	9,295	9,149	9,211	5,767	8,689	8,522	8,124
Insurance	1,672	1,495	1,488	1,456	1,333	1,252	1,198	1,205
Depreciation and amortization	52,126	50,439	49,183	46,304	47,086	46,548	39,591	39,153
General and administrative	11,363	10,660	10,040	10,102	8,661	11,261	9,686	8,783
Other	94	404	—	285	26	749	2	307

Total operating expenses	119,690	117,571	112,161	109,931	106,537	108,358	94,942	89,253

Operating income	50,084	45,656	42,846	39,203	40,569	33,658	28,834	25,294

Equity in earnings of unconsolidated joint venture	(776)	1,091	741	1,116	1,860	178	173	158
Interest and other income	17	90	403	243	591	453	407	655
Interest expense	(24,451)	(22,559)	(22,495)	(18,937)	(17,747)	(15,716)	(14,956)	(15,202)
Tax expense	23	(333)	(292)	(436)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt	—	—	—	—	—	—	(182)	—

Net income	24,897	23,945	21,203	21,189	25,133	18,419	13,550	10,816
Net income attributable to noncontrolling interest	(510)	(1,438)	(831)	(793)	(1,238)	(833)	(354)	(239)

Net income attributable to Digital Realty Trust, Inc.	24,387	22,507	20,372	20,396	23,895	17,586	13,196	10,577
Preferred stock dividends	(10,101)	(10,101)	(10,101)	(10,101)	(10,102)	(10,102)	(10,102)	(8,258)

Net income available to common stockholders	$14,286	$12,406	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Net income per share available to common stockholders - basic	$0.19	$0.16	$0.13	$0.14	$0.19	$0.11	$0.05	$0.04
Net income per share available to common stockholders - diluted	$0.18	$0.16	$0.13	$0.14	$0.19	$0.10	$0.05	$0.03
Weighted-average shares outstanding - basic	76,649,529	76,301,577	76,121,380	74,703,755	73,011,453	70,916,019	65,889,122	65,431,586
Weighted-average shares outstanding - diluted	78,496,296	77,674,137	76,851,202	74,895,168	73,205,628	73,338,871	68,068,600	67,142,783
Weighted-average fully diluted shares and units	84,043,043	83,466,346	82,728,389	80,741,438	79,289,939	79,376,123	74,533,055	73,886,689

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Funds From Operations (FFO) (1)

(unaudited and in thousands except per share data)

	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$14,286	$12,406	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319
Adjustments:
Noncontrolling interests in operating partership	984	898	757	793	1,149	637	304	239
Real estate related depreciation and amortization (2)	51,821	50,163	48,900	46,087	46,890	46,359	39,414	38,994
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	2,335	543	858	646	(286)	859	872	894

FFO available to common stockholders and unitholders	$69,426	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446

FFO per share and unit:
Basic	$0.84	$0.78	$0.74	$0.72	$0.78	$0.72	$0.60	$0.59
Diluted (3)	$0.79	$0.74	$0.71	$0.70	$0.75	$0.68	$0.58	$0.57

Weighted-average shares and units outstanding - basic	82,196	82,094	81,999	80,550	79,096	76,953	72,354	72,175
Weighted-average shares and units outstanding - diluted (3)	102,068	101,492	99,461	92,571	91,123	91,209	86,366	82,524

(1)      Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

(2)      Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$52,126	$50,439	$49,183	$46,304	$47,086	$46,548	$39,591	$39,153
Non-real estate depreciation	(305)	(276)	(283)	(217)	(196)	(189)	(177)	(159)

	$51,821	$50,163	$48,900	$46,087	$46,890	$46,359	$39,414	$38,994

(3)      At December 31, 2009, we had 7,000 series C convertible preferred shares and 13,796 series D convertible preferred shares outstanding that were convertible into 3,657 common shares and 8,215 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,195 and 4,345 common shares on a weighted average basis for the three months and year ended December 31, 2009, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$69,426	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,742	4,742	4,742	4,742	4,744	4,744	4,744	2,899
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	3,148	—	—	—	—	—

FFO available to common stockholders and unitholders — diluted	$80,132	$74,716	$70,590	$64,477	$68,204	$61,997	$50,342	$47,259

Weighted average common stock and units outstanding	82,196	82,094	81,999	80,550	79,096	76,953	72,354	72,175
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	1,847	1,373	730	191	194	2,423	2,179	1,712
Add: Effect of dilutive series C convertible preferred stock	3,615	3,615	3,615	3,615	3,615	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,215	8,215	8,215	8,215	8,218	8,218	8,218	5,022
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,195	6,195	4,902	—	—	—	—	—

Weighted average common stock and units outstanding — diluted	102,068	101,492	99,461	92,571	91,123	91,209	86,366	82,524

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO) (1) (unaudited and in thousands)
	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$69,426	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446
Adjustments:
Non-real estate depreciation	305	276	283	217	196	189	177	159
Amortization of deferred financing costs	2,254	2,114	1,896	1,662	1,599	1,524	1,411	1,398
Amortization of debt discount	1,008	992	974	959	943	927	911	896
Non-cash compensation	2,273	2,185	2,130	1,520	1,663	3,174	1,582	1,220
Loss from early extinguishment of debt	—	—	—	—	—	—	182	—
Straight line rents	(11,275)	(11,669)	(11,089)	(11,308)	(11,036)	(8,301)	(8,899)	(7,771)
Above and below market rent amortization	(1,830)	(1,953)	(2,118)	(2,139)	(1,971)	(2,081)	(2,525)	(2,685)
Capitalized leasing compensation	(1,968)	(1,917)	(1,414)	(1,271)	(1,008)	(1,009)	(974)	(1,045)
Recurring capital expenditures and tenant improvements	(3,011)	(2,980)	(7,161)	(496)	(3,031)	(1,730)	(3,699)	(2,868)
Capitalized leasing commissions	(4,038)	(1,823)	(2,467)	(4,283)	(4,349)	(3,759)	(1,259)	(3,936)

AFFO available to common stockholders and unitholders	$53,144	$49,235	$41,820	$42,682	$44,552	$44,273	$30,591	$27,814

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)(2)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-09		30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Net income available to common stockholders	$14,286		$12,406		$10,271		$10,295		$13,793		$7,484		$3,094		$2,319
Interest	24,451		22,559		22,495		18,937		17,747		15,716		14,956		15,202
Taxes	(23)		333		292		436		140		154		726		89
Depreciation and amortization	52,126		50,439		49,183		46,304		47,086		46,548		39,591		39,153

EBITDA	90,840		85,737		82,241		75,972		78,766		69,902		58,367		56,763
Noncontrolling interest	510		1,438		831		793		1,238		833		354		239
Preferred stock dividends	10,101		10,101		10,101		10,101		10,102		10,102		10,102		8,258

Adjusted EBITDA	$101,451		$97,276		$93,173		$86,866		$90,106		$80,837		$68,823		$65,260

(1)      For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30.

(2)      Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Financial Ratios (1)
(unaudited and in thousands)

	31-Dec-09		30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Total GAAP interest expense	24,451		22,559		22,495		18,937		17,747		15,716		14,956		15,202
Capitalized interest	1,950		2,027		2,147		3,072		4,305		4,630		4,708		4,708
Change in accrued interest and other noncash amounts	(2,486)		(4,774)		(7,947)		(611)		(4,613)		(230)		(4,973)		183

Cash interest expense (a)	23,915		19,812		16,695		21,398		17,439		20,116		14,691		20,093
Scheduled debt principal payments and preferred dividends	13,348		13,169		13,026		13,107		12,884		12,503		12,472		10,644

Total fixed charges (b)	37,263		32,981		29,721		34,505		30,323		32,619		27,163		30,737

Debt service coverage ratio based on GAAP interest expense (c)	4.1	x	4.3	x	4.1	x	4.6	x	5.1	x	5.1	x	4.6	x	4.3	x
Debt service coverage ratio based on cash interest expense (c)	4.2	x	4.9	x	5.6	x	4.1	x	5.2	x	4.0	x	4.7	x	3.2	x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.7	x	2.7	x	2.6	x	2.7	x	2.9	x	2.9	x	2.5	x	2.5	x
Fixed charge coverage ratio based on cash interest expense (d)	2.7	x	2.9	x	3.1	x	2.5	x	3.0	x	2.5	x	2.5	x	2.1	x
Debt to total market capitalization including debt and preferred equity (e)	27.0%		26.5%		29.5%		29.7%		29.7%		22.6%		27.2%		26.8%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	37.4%		37.8%		42.9%		43.9%		44.4%		34.8%		40.9%		42.2%
Pretax income to interest expense (g)	2.0	x	2.1	x	1.9	x	2.1	x	2.4	x	2.2	x	1.9	x	1.7	x
Net Debt to Adjusted EBITDA (h)	4.2	x	4.0	x	3.9	x	3.9	x	3.6	x	3.8	x	4.9	x	4.4	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges see page 6.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income including interest divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 6) less cash and cash equivalents divided by Adjusted EBITDA multiplied by four.
(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Net Operating Income (NOI) and Run-rate NOI

For the three months ended December 31, 2009

(unaudited and in thousands)

Rental revenues	$136,425
Tenant reimbursements	32,501
Rental property operating and maintenance	(46,086)
Property taxes	(8,349)
Insurance	(1,672)

NOI	$112,819

Actual results of properties acquired during the quarter:
Rental revenues	(2,063)
Tenant reimbursements	(303)
Rental property operating and maintenance	17
Property taxes	227
Insurance	57

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	4,065
Tenant reimbursements	697
Rental property operating and maintenance	(52)
Property taxes	(520)
Insurance	(142)

Run-rate NOI	$114,802

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$14,286
Other revenues	(848)
Interest expense	24,451
Depreciation and amortization	52,126
General and administrative expenses	11,363
Tax expense	(23)
Other expenses	94
Equity in earnings of unconsolidated joint venture	776
Interest and other income	(17)
Net income attributable to noncontrolling interest	510
Preferred stock dividends	10,101

NOI	$112,819

Note: For a definition and discussion of NOI and Run-rate NOI, see page 30.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Same Store and New Properties Consolidated Quarterly Statements of Operations (1)

(unaudited and in thousands)

	Three Months Ended
Same store (2)	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Operating Revenues:
Rental	$129,666	$127,854	$122,415	$115,993	$110,692	$101,575	$97,892	$92,746
Tenant reimbursements	31,030	31,038	28,444	29,919	28,507	29,878	25,698	21,787
Other	848	113	83	18	5,572	9,685	112	14

Total operating revenues	161,544	159,005	150,942	145,930	144,771	141,138	123,702	114,547

Operating Expenses:
Rental property operating and maintenance	43,394	43,259	40,435	41,094	41,763	39,802	35,931	31,624
Property taxes	7,727	9,027	8,986	9,107	5,724	8,650	8,521	8,124
Insurance	1,552	1,455	1,463	1,439	1,325	1,246	1,198	1,205
Depreciation and amortization	49,751	49,319	48,092	45,460	46,729	46,255	39,591	39,153
General and administrative (3)	11,363	10,660	10,040	10,102	8,661	11,261	9,686	8,783
Other	94	404	—	285	26	749	2	307

Total operating expenses	113,881	114,124	109,016	107,487	104,228	107,963	94,929	89,196

Operating income	47,663	44,881	41,926	38,443	40,543	33,175	28,773	25,351
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	(776)	1,091	741	1,116	1,860	178	173	158
Interest and other income	14	91	402	242	589	452	405	655
Interest expense (4)	(23,486)	(22,301)	(22,459)	(18,937)	(17,747)	(15,716)	(14,954)	(15,202)
Tax expense	24	(332)	(314)	(434)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt	—	—	—	—	—	—	(182)	—

Net income	$23,439	$23,430	$20,296	$20,430	$25,105	$17,935	$13,489	$10,873
New properties (2)
Operating Revenues:
Rental	$6,759	$3,024	$2,965	$2,096	$706	$874	$74	$—
Tenant reimbursements	1,471	1,198	1,100	1,108	1,629	4	—	—
Other	—	—	—	—	—	—	—	—

Total operating revenues	8,230	4,222	4,065	3,204	2,335	878	74	—

Operating Expenses:
Rental property operating and maintenance	2,692	2,019	1,866	1,479	1,901	57	12	57
Property taxes	622	268	163	104	43	39	1	—
Insurance	120	40	25	17	8	6	—	—
Depreciation and amortization	2,375	1,120	1,091	844	357	293	—	—
General and administrative (3)	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—

Total operating expenses	5,809	3,447	3,145	2,444	2,309	395	13	57

Operating income	2,421	775	920	760	26	483	61	(57)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—	—
Interest and other income	3	(1)	1	1	2	1	2	—
Interest expense (4)	(965)	(258)	(36)	—	—	—	(2)	—
Income tax expense	(1)	(1)	22	(2)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—	—

Net Income	$1,458	$515	$907	$759	$28	$484	$61	$(57)

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).
(2)	Same store properties are properties that were acquired on or before December 31, 2007 and new properties are properties acquired after December 31, 2007.
(3)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(4)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Same Store Operating Trend Summary (1)

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (2)	31-Dec-09	30-Sep-09	Percentage Change	31-Dec-08	Percentage Change
Rental (3)	$129,666	$127,854	1.4%	$110,692	17.1%
Tenant reimbursements	31,030	31,038	(0.0)%	28,507	8.9%

	160,696	158,892	1.1%	139,199	15.4%

Rental property operating and maintenance	43,394	43,259	0.3%	41,763	3.9%
Property taxes	7,727	9,027	(14.4)%	5,724	35.0%
Insurance	1,552	1,455	6.7%	1,325	17.1%

	52,673	53,741	(2.0)%	48,812	7.9%
Net Operating Income (4)	$108,023	$105,151	2.7%	$90,387	19.5%

Same store occupancy at end of quarter	94.8%	95.1%		95.4%

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009. (See footnote 1 on page 6).
(2)	Same store properties were acquired on or before December 31, 2007.
(3)	For the periods presented, same store straight-line rent was $9,950, $11,102 and $11,677, respectively, and non-cash purchase accounting adjustments were $1,804, $1,926 and $1,945, respectively.
(4)	For a definition and discussion of Net Operating Income, see page 30.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of December 31, 2009	% of Debt	Interest Rate as of December 31, 2009	Interest Rate as of December 31, 2009 including caps and swaps
Unhedged Floating Rate Debt
Revolving credit facility	August 31, 2012 (1)	205,547	11.5%	1.35%	—

		$205,547	11.5%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt
Secured Term Debt	November 11, 2014	144,078	8.1%	5.65%	—
3 Corporate Place	August 1, 2013 (1)	80,000	4.5%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015	77,803	4.4%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017	67,271	3.8%	5.93%	—
Mundells Roundabout	November 30, 2013	69,154	3.9%	1.72%	4.18%
600 West Seventh Street	March 15, 2016	55,524	3.1%	5.80%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016	54,945	3.1%	5.95%	—
1100 Space Park Drive	December 11, 2016	54,944	3.1%	5.89%	—
1350 Duane Avenue/3080 Raymond Street	October 1, 2012	52,800	3.0%	5.42%	—
150 South First Street	February 6, 2017	52,760	3.0%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012	45,067	2.5%	2.05%	5.13%
Clonshaugh Industrial Estate II	September 4, 2014	42,993	2.4%	5.20%	7.20%
1500 Space Park Drive	October 5, 2013	41,883	2.3%	6.15%	—
2334 Lundy Place	November 11, 2016	39,960	2.2%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012	38,746	2.2%	2.05%	5.35%
Cressex 1	October 16, 2014	29,486	1.7%	5.68%	—
6 Braham Street	April 10, 2011	20,831	1.2%	1.51%	5.84%
1201 Comstock Street	June 24, 2013 (1)	17,737	1.0%	3.73%	—
Datacenter Park — Dallas	September 15, 2012 (1)	17,000	0.9%	5.00%	—
Paul van Vlissingenstraat 16	July 18, 2013	15,208	0.8%	2.30%	5.58%
Chemin de l’ Epinglier 2	July 18, 2013	11,046	0.6%	2.20%	5.57%
Gyroscoopweg 2E-2F	October 18, 2013	9,682	0.5%	2.20%	5.49%
1125 Energy Park Drive	March 1, 2032	9,203	0.5%	7.62%	—
Manchester Technopark	October 16, 2014	8,970	0.5%	5.68%	—
731 East Trade Street	July 1, 2020	5,315	0.3%	8.22%	—

		$1,062,406	59.6%
4.125% exchangeable senior debentures due 2026	August 15, 2026	172,500	9.7%	6.75%	—
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	14.9%	5.50%
Unsecured senior notes — Series A	July 24, 2011	25,000	1.4%	7.00%	—
Unsecured senior notes — Series B	November 5, 2013	33,000	1.8%	9.32%	—
Unsecured senior notes — Series C	January 6, 2016	25,000	1.4%	9.68%	—
Total Fixed Rate Debt Including Caps and Swaps		$1,584,306	88.8%
Unamortized discount on 4.125% exchangeable senior debentures due 2026		(6,666)	(0.4)%
Unamortized premium, net —1125 Energy Park Drive, 731 East Trade Street, 1500 Space Park Drive and 1350 Duane Avenue/3080 Raymond Street mortgages		1,257	0.1%

Total Consolidated Debt		$1,784,444	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					5.45%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of December 31, 2009	Available as of December 31, 2009	Drawn as of December 31, 2009
Revolving Credit Facility	$750,000	$521,500	$205,547

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Bank of America, N.A.	$130,000
2	Citicorp North America, Inc.	85,000
3	KeyBank, N.A.	85,000
4	Credit Suisse, Cayman Islands Branch	75,000
5	The Royal Bank of Scotland PLC	70,000
6	Deutsche Bank	70,000
7	Raymond James Bank, FSB	50,000
8	Royal Bank of Canada, New York Branch	40,000
9	Morgan Stanley Bank, National Association	30,000
10	Société Générale	25,000
11	UBS Loan Finance LLC	25,000
12	Allied Irish Banks, p.l.c.	15,000
13	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
14	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
15	Comerica Bank	10,000
16	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Debt Maturities

(unaudited, in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
Revolving Credit Facility (1)	$—	$—	$205,547	$—	$—	$—	$205,547
Secured Term Debt (2)	2,550	2,700	2,836	3,026	132,966	—	144,078
Unsecured senior notes	—	25,000	—	33,000	—	25,000	83,000
3 Corporate Place (1)	—	—	—	80,000	—	—	80,000
200 Paul Avenue 1-4	1,624	1,721	1,812	1,932	2,048	68,666	77,803
2045 & 2055 LaFayette Street	835	886	941	999	1,061	62,549	67,271
Mundells Roundabout	—	—	—	69,154	—	—	69,154
600 West Seventh Street	1,367	1,448	1,535	1,626	1,723	47,825	55,524
34551 Ardenwood Boulevard 1-4	639	678	711	765	813	51,339	54,945
1100 Space Park Drive	648	687	720	774	821	51,294	54,944
1350 Duane Avenue/3080 Raymond Street	—	—	52,800	—	—	—	52,800
150 South First Street	596	635	677	722	770	49,360	52,760
114 Rue Ambroise Croizat	705	705	43,657	—	—	—	45,067
Clonshaugh Industrial Estate II	—	—	—	—	42,993	—	42,993
1500 Space Park Drive	1,942	2,067	2,192	35,682	—	—	41,883
2334 Lundy Place	464	493	517	556	590	37,340	39,960
Unit 9, Blanchardstown Corporate Park	606	606	37,534	—	—	—	38,746
Cressex 1	—	495	495	495	28,001	—	29,486
6 Braham Street	646	20,185	—	—	—	—	20,831
1201 Comstock Street (1)	762	813	866	15,296	—	—	17,737
Datacenter Park — Dallas (1)	850	808	15,342	—	—	—	17,000
Paul van Vlissingenstraat 16	241	241	241	14,485	—	—	15,208
Chemin de l'Epinglier 2	174	174	174	10,524	—	—	11,046
Gyroscoopweg 2E-2F	153	153	153	9,223	—	—	9,682
1125 Energy Park Drive	143	154	165	180	194	8,367	9,203
Manchester Technopark	—	151	151	151	8,517	—	8,970
731 East Trade Street	235	274	297	323	350	3,836	5,315
4.125% exchangeable senior debentures due 2026 (3)	—	172,500	—	—	—	—	172,500
5.50% exchangeable senior debentures due 2029 (4)	—	—	—	—	266,400	—	266,400

Total	$15,180	$233,574	$369,363	$278,913	$487,247	$405,576	$1,789,853

Weighted Average Term to Initial Maturity (3)(4)		3.9 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (3)(4)		4.2 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.
(4)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $1,257 of loan premiums, net and ($6,666) of debt discount on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Portfolio Summary

As of December 31, 2009

	12/31/2009	9/30/2009
Number of Properties:
Domestic	67	64
International	14	14

	81 (1)	78 (1)

Number of Buildings:
Domestic	96	90
International	18	18

	114	108

Number of Markets:
Domestic	20	20
International	7	7

	27	27

Net Rentable Square Feet:
Domestic	11,363,578	10,762,478
International	1,210,056	1,202,044

	12,573,634	11,964,522

Redevelopment Square Feet:
Domestic	1,590,756	1,675,243
International	193,630	201,642

	1,784,386	1,876,885

Portfolio Occupancy (2)	95.0%	95.2%
Same Store Pool Occupancy (2)	94.8%	95.1%
Average Original Lease Term (years)	13.9	13.8
Average Remaining Lease Term (years)	7.3	7.4
Lease Expirations (through 2011)	14.2%	16.5%

(1)	Excludes one property held as an investment in an unconsolidated joint venture and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Properties Acquired

For the three months ended December 31, 2009

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
1350 Duane Avenue & 3080 Raymond Street	Silicon Valley	Oct-09	$90.5	(2)	185,000	—	100.0%
Nokes Boulevard/Beaumeade Circle (3)	Northern Virginia	Dec-09	$63.3		331,613	—	100.0%

			$153.8		516,613	—	100.0%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	The purchase price includes the assumption of a $52.8 million mortgage loan.
(3)	Includes four buildings and one parcel of land, considered as two properties for our property count.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Occupancy Analysis

As of December 31, 2009

(Dollar amounts in thousands)

						Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/09	As of 09/30/09	As of 06/30/09	As of 03/31/09	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateway Datacenters
350 East Cermak Road	May-05	Chicago	1,122,749	10,990	53,922	92.3%	95.9%	90.6%	94.0%	28.6%	8.9%	27.7%	10.8%
200 Paul Avenue 1-4	Nov-04	San Francisco	436,299	91,381	24,025	99.9%	99.9%	99.9%	95.1%	11.1	3.5	12.3	4.8
120 E. Van Buren Street	Jul-06	Phoenix	254,497	33,017	21,556	97.7%	94.0%	91.7%	91.7%	6.5	2.0	11.1	4.3
111 Eighth Avenue (3)	Mar-07	New York /New Jersey	116,843	—	18,663	100.0%	100.0%	100.0%	100.0%	3.0	0.9	9.6	3.7
600 West Seventh Street	May-04	Los Angeles	482,089	7,633	17,201	95.3%	94.4%	94.1%	94.6%	12.3	3.8	8.8	3.5
114 Rue Ambroise Croizat	Dec-06	Paris, France	300,622	51,524	15,762	90.1%	95.7%	99.3%	99.1%	7.7	2.4	8.1	3.2
2323 Bryan Street	Jan-02	Dallas	457,217	19,890	14,465	76.7%	78.3%	76.4%	77.1%	11.7	3.6	7.4	2.9
1100 Space Park Drive	Nov-04	Silicon Valley	165,297	—	7,764	100.0%	100.0%	100.0%	99.1%	4.2	1.3	4.0	1.6
36 NE 2nd Street	Jan-02	Miami	162,140	—	5,243	95.9%	95.9%	95.9%	95.9%	4.1	1.3	2.7	1.1
600-780 S. Federal	Sep-05	Chicago	161,547	—	4,859	69.4%	69.4%	69.4%	69.4%	4.1	1.4	2.5	1.0
6 Braham Street	Jul-02	London, England	63,233	—	4,602	100.0%	100.0%	100.0%	100.0%	1.6	0.5	2.4	0.9
900 Walnut Street	Aug-07	St Louis	112,266	—	3,712	97.3%	92.9%	97.3%	93.5%	2.9	0.9	1.9	0.7
125 North Myers	Aug-05	Charlotte	25,402	—	1,244	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.6	0.2
731 East Trade Street	Aug-05	Charlotte	40,879	—	1,200	100.0%	100.0%	100.0%	100.0%	1.0	0.3	0.6	0.2
113 North Myers	Aug-05	Charlotte	20,086	9,132	678	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.3	0.1

			3,921,166	223,567	194,896	92.1%	93.2%	91.7%	92.0%	100.0%	31.2%	100.0%	39.0%
Corporate Datacenters
43881 Devon Shafron Drive	Mar-07	Northern Virginia	180,000	—	17,607	98.5%	98.5%	99.0%	83.5%	2.4%	1.4%	6.4%	3.5%
3 Corporate Place	Dec-05	New York / New Jersey	276,931	—	15,425	95.9%	95.6%	93.7%	89.5%	3.8	2.2	5.6	3.1
300 Boulevard East	Nov-02	New York /New Jersey	311,950	—	14,214	100.0%	100.0%	100.0%	100.0%	4.2	2.5	5.1	2.9
833 Chestnut Street	Mar-05	Philadelphia	588,770	65,988	11,366	86.4%	86.4%	89.5%	87.9%	8.0	4.7	4.1	2.3
2440 Marsh Lane	Jan-03	Dallas	135,250	—	11,223	80.7%	77.6%	77.6%	60.0%	1.8	1.1	4.1	2.3
43791 Devon Shafron Drive	Mar-07	Northern Virginia	132,806	2,194	9,888	100.0%	100.0%	100.0%	100.0%	1.8	1.1	3.6	2.0
1350 Duane Avenue & 3080 Raymond Street	Oct-09	Silicon Valley	185,000	—	9,438	100.0%	N/A	N/A	N/A	2.5	1.5	3.4	1.9
3011 Lafayette Street	Jan-07	Silicon Valley	90,780	—	9,376	100.0%	100.0%	100.0%	100.0%	1.2	0.7	3.4	1.9
Clonshaugh Industrial Estate II	Feb-06	Dublin, Ireland	124,500	—	9,206	100.0%	100.0%	100.0%	100.0%	1.7	1.0	3.3	1.9
Unit 9, Blanchardstown Corporate Park	Dec-06	Dublin, Ireland	120,000	—	8,850	86.2%	86.2%	86.2%	95.0%	1.6	1.0	3.2	1.8
1500 Space Park Drive	Sep-07	Silicon Valley	51,615	—	8,534	100.0%	100.0%	100.0%	100.0%	0.7	0.4	3.1	1.7
1525 Comstock Street	Sep-09	Silicon Valley	42,385	—	8,429	100.0%	99.2%	98.3%	0.0%	0.6	0.3	3.1	1.7
4025 Midway Road	Jan-06	Dallas	87,964	12,626	8,232	99.8%	99.8%	99.8%	99.8%	1.2	0.7	3.0	1.6
2055 East Technology Circle	Oct-06	Phoenix	76,350	—	7,553	100.0%	100.0%	100.0%	100.0%	1.0	0.6	2.7	1.5
Mundells Roundabout	Apr-07	London, England	113,464	—	7,316	100.0%	100.0%	100.0%	100.0%	1.5	0.9	2.6	1.5
150 South First Street	Sep-04	Silicon Valley	179,761	—	6,731	100.0%	99.5%	100.0%	100.0%	2.4	1.4	2.4	1.3
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	6,660	100.0%	100.0%	100.0%	100.0%	4.1	2.4	2.4	1.3
11830 Webb Chapel Road	Aug-04	Dallas	365,647	—	6,049	96.6%	95.0%	95.0%	95.0%	5.0	2.9	2.2	1.2
Cressex 1	Dec-07	London, England	50,847	—	4,741	90.6%	90.6%	90.6%	87.2%	0.7	0.4	1.7	0.9
14901 FAA Boulevard	Jun-06	Dallas	263,700	—	4,700	100.0%	100.0%	100.0%	100.0%	3.6	2.1	1.7	0.9
2334 Lundy Place	Dec-02	Silicon Valley	130,752	—	4,600	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.7	0.9
375 Riverside Parkway	Jun-03	Atlanta	220,016	30,175	4,480	100.0%	100.0%	100.0%	100.0%	3.0	1.7	1.6	0.9
45901 & 45845 Nokes Boulevard	Dec-09	Northern Virginia	167,160	—	4,221	100.0%	N/A	N/A	N/A	2.3	1.3	1.5	0.8
1201 Comstock Street	Jun-08	Silicon Valley	24,000	—	4,197	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.5	0.8
3 St. Anne’s Boulevard	Dec-07	London, England	19,890	76,494	4,108	100.0%	0.0%	0.0%	0.0%	0.3	0.2	1.5	0.8
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	4,103	100.0%	100.0%	100.0%	100.0%	1.3	0.8	1.5	0.8
12001 North Freeway	Apr-06	Houston	280,483	20,222	3,815	75.4%	75.4%	75.4%	95.5%	3.8	2.2	1.4	0.8
115 Second Avenue	Oct-05	Boston	66,730	—	3,437	100.0%	100.0%	100.0%	100.0%	0.9	0.5	1.2	0.7
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,407	100.0%	100.0%	100.0%	100.0%	2.3	1.3	1.2	0.7
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,362	100.0%	100.0%	100.0%	100.0%	1.2	0.7	1.2	0.7
365 S. Randolphville Road	Feb-08	New York / New Jersey	38,262	226,530	3,104	50.6%	100.0%	0.0%	0.0%	0.5	0.3	1.1	0.6
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,745	100.0%	100.0%	100.0%	100.0%	0.9	0.5	1.0	0.5
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,660	100.0%	100.0%	100.0%	100.0%	1.8	1.1	1.0	0.5
21561 & 21571 Beaumeade Circle	Dec-09	Northern Virginia	164,453	—	2,604	100.0%	N/A	N/A	N/A	2.2	1.3	0.9	0.5
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,476	97.1%	97.1%	84.1%	100.0%	0.3	0.2	0.9	0.5
210 N Tucker Boulevard	Aug-07	St Louis	139,588	62,000	2,339	78.4%	78.4%	78.4%	94.1%	1.9	1.1	0.9	0.5
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,305	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.8	0.5
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,258	58.8%	58.8%	58.8%	58.8%	1.0	0.6	0.8	0.5
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,109	100.0%	100.0%	100.0%	100.0%	1.4	0.8	0.8	0.4

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Occupancy Analysis

As of December 31, 2009

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/09	As of 09/30/09	As of 06/30/09	As of 03/31/09	Property Type	Total Portfolio	Property Type	Total Portfolio
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139		—	1,829	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.7	0.4
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016		—	1,778	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.7	0.4
444 Toyama Drive	Sep-09	Silicon Valley	42,083		—	1,725	100.0%	100.0%	N/A	NA	0.6	0.3	0.6	0.3
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,712	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.6	0.3
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,711	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.6	0.3
7505 Mason King Court	Nov-08	Northern Virginia	109,650		—	1,694	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.6	0.3
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,592	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.6	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,555	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.6	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,547	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.6	0.3
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,530	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.6	0.3
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,503	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.6	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,439	100.0%	100.0%	100.0%	100.0%	1.6	0.9	0.5	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.5	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,415	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.5	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	4.2	2.5	0.5	0.3
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,260	100.0%	100.0%	100.0%	100.0%	0.8	0.4	0.5	0.3
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	839	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
600 Winter Street	Sep-06	Boston	30,400		—	794	100.0%	100.0%	100.0%	100.0%	0.4	0.2	0.3	0.2
2300 NW 89th Place	Sep-06	Miami	64,174		—	616	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.2	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.6	0.4	0.2	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	267	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.1	0.1
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
650 Randolph Road	Jun-08	New York / New Jersey	—		127,790	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1232 Alma Road	Sep-09	Dallas	—		105,726	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—		112,253	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—		246,940	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—		20,500	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—		46,750	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
905 Quality Way	Sep-09	Dallas	—		249,657	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			7,379,862		1,515,807	276,127	95.9%	95.7%	95.8%	96.1%	100.0%	58.7%	100.0%	55.3%
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,775	100.0%	100.0%	100.0%	100.0%	50.9%	2.4%	56.5%	1.8%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,908	100.0%	100.0%	100.0%	100.0%	30.3	1.5	25.1	0.8
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	18.8	0.9	18.4	0.6
2 St. Anne’s Boulevard	Dec-07	London, England	—		30,612	—	0.0%	100.0%	100.0%	100.0%	—	—	—	—

			604,112		30,612	15,535	100.0%	100.0%	100.0%	100.0%	100.0%	4.8%	100.0%	3.2%
Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	57.9%	3.1%	56.8%	1.4%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.0	22.4	0.6
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	23.3	1.2	20.8	0.5
908 Quality Way	Sep-09	Dallas	—		14,400	—	0.0%	0.0%	N/A	N/A	—	—	—	—

			668,494		14,400	12,722	97.0%	97.0%	97.0%	97.0%	100.0%	5.3%	100.0%	2.5%

Portfolio Total/Weighted Average			12,573,634	(4)	1,784,386	$499,280	95.0%	95.2%	94.8%	95.1%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2009 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 96.6% occupied as of December 31, 2009.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Major Tenants

as of December 31, 2009

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	18	1,868,799	14.9%	$48,792	9.8%	112
2	Equinix Operating Company, Inc. (3)	4	607,401	4.8%	$24,975	5.0%	95
3	Qwest Communications International, Inc.	15	637,712	5.1%	$20,402	4.1%	70
4	Facebook, Inc.	3	134,999	1.1%	$17,809	3.6%	89
5	NTT Communications Company	4	295,339	2.3%	$16,820	3.4%	63
6	TelX Group, Inc.	10	126,130	1.0%	$16,148	3.2%	203
7	AT & T	14	553,828	4.4%	$14,533	2.9%	106
8	JPMorgan Chase & Co.	3	149,935	1.2%	$14,437	2.9%	120
9	Morgan Stanley	2	92,451	0.7%	$13,689	2.7%	49
10	Level 3 Communications, LLC (4)	20	318,656	2.5%	$11,537	2.3%	107
11	Yahoo! Inc.	2	110,847	0.9%	$9,763	1.9%	94
12	eircom Limited	1	124,500	1.0%	$9,206	1.8%	115
13	BT Americas, Inc.	3	47,286	0.4%	$8,981	1.8%	96
14	Sprint Communications Co., LP	6	173,319	1.4%	$8,891	1.8%	57
15	T-Systems North America, Inc.	3	82,610	0.7%	$8,826	1.8%	48
16	Microsoft Corporation	2	313,485	2.5%	$8,178	1.6%	67
17	TATA Communications (UK)	2	105,366	0.8%	$7,895	1.6%	99
18	Carpathia Hosting	3	51,784	0.4%	$7,832	1.6%	89
19	HSBC Bank PLC	1	113,464	0.9%	$7,316	1.5%	168
20	Comverse Technology, Inc.	1	367,033	2.9%	$7,222	1.4%	13

	Total/Weighted Average		6,274,944	49.9%	$283,252	56.7%	93

(1)	Occupied square footage is defined as leases that have commenced on or before December 31, 2009. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2009 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Equinix Operating Company, Inc. announced its intention to acquire Switch & Data Facilities Company, Inc. on October 20, 2009. The pendinging acquisition, subject to government approval, is expected to close sometime in 2010. On a pro forma basis, total occupied square feet and annualized rent would be 706,154 and $28,444, respectively.
(4)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

UTILITY POWER CAPACITY (1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	Datacenter Park - Dallas	Dallas	40
8	44470 Chilum Place	Northern Virginia	36
9	150 South First Street	Silicon Valley	36
10	101 Aquila Way	Atlanta	30
11	365 South Randolphville Road	New York	26
12	14901 FAA Boulevard	Dallas	25
13	2401 Walsh Street	Silicon Valley	25
14	2403 Walsh Street	Silicon Valley	25
15	4700 Old Ironsides Drive	Silicon Valley	25
	Total Potential Power Capacity - Top 15 Properties		776

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2009

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		634,657	5.0%	—	0.0%
2010	175	535,330	4.3%	$23,029	4.6%	$43.02	$43.13	$23,087
2011	99	1,250,698	9.9%	30,724	6.2%	24.57	25.03	31,307
2012	108	167,701	1.3%	15,478	3.1%	92.30	98.09	16,450
2013	77	990,130	7.9%	48,321	9.7%	48.80	53.55	53,022
2014	114	1,082,664	8.6%	58,041	11.6%	53.61	58.63	63,475
2015	89	1,975,985	15.7%	67,724	13.6%	34.27	37.59	74,283
2016	61	1,003,903	8.0%	36,779	7.4%	36.64	42.39	42,554
2017	35	551,012	4.4%	17,036	3.4%	30.92	37.00	20,388
2018	49	576,050	4.6%	29,237	5.9%	50.75	63.88	36,800
2019	45	1,372,014	10.9%	73,702	14.8%	53.72	64.94	89,097
Thereafter	121	2,433,490	19.4%	99,209	19.7%	40.77	55.53	135,136

Portfolio Total / Weighted Average	973	12,573,634	100.0%	$499,280	100.0%	$41.82	$49.05	$585,599

Lease Distribution

As of December 31, 2009

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			634,657	5.0%	—	—
2,500 or less	577	59.3%	305,105	2.4%	$40,249	8.1%
2,501 - 10,000	186	19.1%	1,062,901	8.5%	70,103	14.0%
10,001 - 20,000	72	7.4%	1,303,327	10.4%	69,531	13.9%
20,001 - 40,000	60	6.2%	1,809,486	14.4%	98,692	19.8%
40,001 - 100,000	48	4.9%	3,071,924	24.4%	111,233	22.3%
Greater than 100,000	30	3.1%	4,386,234	34.9%	109,472	21.9%

Portfolio Total	973	100.0%	12,573,634	100.0%	$499,280	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2009 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Lease Expirations - By Property Type

As of December 31, 2009

(Dollar amounts in thousands)

CORPORATE DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		304,899	2.4%	—	0.0%
2010	68	146,522	1.2%	$3,580	0.7%	$24.43	$24.68	$3,616
2011	34	514,382	4.1%	6,570	1.3%	12.77	13.08	6,726
2012	44	43,548	0.3%	2,535	0.5%	58.21	60.00	2,613
2013	32	604,569	4.8%	30,000	6.0%	49.62	54.50	32,950
2014	44	672,293	5.3%	35,415	7.1%	52.68	60.47	40,652
2015	31	766,878	6.1%	25,910	5.2%	33.79	35.50	27,221
2016	29	702,503	5.6%	22,933	4.6%	32.64	37.39	26,270
2017	8	128,405	1.0%	6,302	1.3%	49.08	61.58	7,907
2018	32	388,037	3.1%	18,453	3.7%	47.55	60.30	23,400
2019	38	1,256,802	10.0%	66,390	13.3%	52.82	64.07	80,521
Thereafter	65	1,851,024	14.7%	58,039	11.6%	31.36	40.96	75,824

Portfolio Total / Weighted Average	425	7,379,862	58.6%	$276,127	55.3%	$39.03	$46.32	$327,700

INTERNET GATEWAY DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		309,835	2.5%	—	0.0%
2010	105	263,270	2.1%	$16,532	3.3%	$62.79	$62.87	$16,553
2011	59	154,233	1.2%	12,587	2.5%	81.61	83.61	12,896
2012	64	124,153	1.0%	12,943	2.6%	104.25	111.45	13,837
2013	40	241,290	1.9%	16,053	3.2%	66.53	72.92	17,596
2014	70	410,371	3.3%	22,626	4.5%	55.14	55.62	22,824
2015	54	1,077,721	8.6%	35,828	7.2%	33.24	37.88	40,819
2016	31	301,400	2.4%	13,822	2.8%	45.86	53.94	16,259
2017	25	153,202	1.2%	5,238	1.0%	34.19	40.76	6,245
2018	17	188,013	1.5%	10,784	2.2%	57.36	71.28	13,401
2019	7	115,212	0.9%	7,312	1.5%	63.47	74.45	8,577
Thereafter	56	582,466	4.6%	41,171	8.2%	70.68	101.83	59,310

Portfolio Total / Weighted Average	528	3,921,166	31.2%	$194,896	39.0%	$53.97	$63.22	$228,317

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2009 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Lease Expirations - By Property Type

As of December 31, 2009

(Dollar amounts in thousands)

TECHNOLOGY MANUFACTURING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		—	0.0%	—	0.0%
2010	1	—	0.0%	$61	0.0%	$—	$—	$61
2011	2	215,050	1.7%	4,345	0.9%	20.20	20.75	4,463
2012	—	—	0.0%	—	0.0%	—	—	—
2013	5	144,271	1.1%	2,268	0.5%	15.72	17.16	2,476
2014	—	—	0.0%	—	0.0%	—	—	—
2015	4	131,386	1.1%	5,986	1.2%	45.56	47.52	6,243
2016	1	—	0.0%	23	0.0%	—	—	26
2017	1	113,405	0.9%	2,852	0.6%	25.15	28.16	3,194
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	—	—	0.0%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	14	604,112	4.8%	$15,535	3.2%	$25.72	$27.25	$16,463

TECHNOLOGY OFFICE

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		19,923	0.2%	—	0.0%
2010	1	125,538	1.0%	$2,856	0.6%	$22.75	$22.75	$2,856
2011	4	367,033	2.9%	7,222	1.4%	19.68	19.68	7,222
2012	—	—	0.0%	—	0.0%	—	—	—
2013	—	—	0.0%	—	0.0%	—	—	—
2014	—	—	0.0%	—	0.0%	—	—	—
2015	—	—	0.0%	—	0.0%	—	—	—
2016	—	—	0.0%	—	0.0%	—	—	—
2017	1	156,000	1.3%	2,644	0.5%	16.95	19.50	3,042
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	—	—	0.0%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	6	668,494	5.4%	$12,722	2.5%	$19.62	$20.23	$13,120

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2009 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Leasing Activity

As of December 31, 2009

	For the Three Months Ended December 31, 2009 (4)	% Leased (4)
Occupied Square Feet as of September 30, 2009 (1)	11,387,896	90.6%

4Q 2009 Acquisitions:
1350 Duane Avenue & 3080 Raymond Street	185,000	1.5%
Nokes Boulevard/Beaumeade Circle	331,613	2.6%

Occupied Square Feet including 4Q 2009 Acquisitions (1)	11,904,509	94.7%
Expirations, Terminations and Reductions	(54,910)	(0.4)%
New Leases and Expansions	90,944	0.7%
Remeasurements (2)	(1,566)	0.0%

Occupied Square Feet as of December 31, 2009 (1)	11,938,977	95.0%

GAAP Rent Growth (3)
Expiring Rent per Square Foot		$29.12
New Rent per Square Foot		$111.47
Percentage Increase		282.8%
Weighted Average Lease Term - New (in months)		102

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.
(4)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year 2009	Full Year 2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Renewals (1)
Number of renewals	24	28	19	13	84	29
Square Feet (2)	244,005	453,840	308,205	163,216	1,169,266	151,114
Tenant improvement costs per square foot (3)	$—	$2.66	$0.17	$0.14	$1.10	$2.17
Leasing commission costs per square foot (3)	$2.84	$7.35	$10.26	$6.04	$6.99	$6.72

Total renewal lease costs per square foot	$2.84	$10.01	$10.43	$6.18	$8.09	$8.89

New Leases (4)
Number of non-redevelopment leases	10	8	17	12	47	64
Non-Redevelopment square feet (2)	39,486	2,289	35,875	121,926	199,576	257,354
Non-Redevelopment tenant improvement costs per square foot (3)	$4.59	$28.40	$12.97	$0.57	$3.91	$12.87
Non-Redevelopment leasing commission costs per square foot (3)	$4.96	$11.55	$12.42	$2.79	$5.05	$10.97
Number of redevelopment leases	13	17	10	16	56	78
Redevelopment square feet (2)	51,458	98,229	79,255	328,538	557,480	912,942
Redevelopment tenant improvement costs per square foot (3) (5)	$—	$5.09	$14.89	$1.35	$3.81	$2.97
Redevelopment leasing commission costs per square foot (3)	$20.29	$12.74	$20.67	$12.39	$14.36	$11.79

Total Number of Leases	23	25	27	28	103	142
Total Square Feet (2)	90,944	100,518	115,130	450,464	757,056	1,170,296
Total new lease costs per square foot	$15.63	$18.33	$32.39	$10.93	$15.74	$16.76

Total (6)
Number of leases	47	53	46	41	187	171
Square Feet (2)	334,949	554,358	423,335	613,680	1,926,321	1,321,410
Tenant improvement costs per square foot (3)	$0.54	$3.20	$4.01	$0.87	$2.17	$4.81
Leasing commission costs per square foot (3)	$5.77	$8.32	$12.39	$8.79	$8.92	$11.05

Total costs per square foot	$6.31	$11.52	$16.40	$9.66	$11.09	$15.86

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(4)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.
(6)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Historical Capital Expenditures

	Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Recurring capital expenditures (1) (2)	$7,049,000	$4,803,000	$9,628,000	$4,779,000	$7,380,000	$5,489,000	$5,272,000	$7,349,000
Non-recurring capital expenditures (2)	$56,967,000	$66,272,000	$88,605,000	$125,530,000	$135,646,000	$128,204,000	$138,379,000	$86,040,000
Total net rentable square feet at period end excluding redevelopment space	12,573,634	11,964,522	11,854,886	11,784,573	11,387,102	11,244,657	10,977,945	10,795,795

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Redevelopment Activity

For the quarter ended December 31, 2009

(Square feet)

Activity for the quarter ended December 31, 2009	US	Europe	Total	% Leased (1)
Redevelopment Space as of September 30, 2009	1,675,243	201,642	1,876,885
Acquired Redevelopment Space and New Construction Space	—	30,612	30,612
Converted Redevelopment Space:
Turn-Key Datacenter®	(75,083)	(35,912)	(110,995)	33.4%
Powered Base Building®	(9,404)	(2,712)	(12,116)	100.0%
Remeasurement Adjustments	—	—	—

Redevelopment Space as of December 31, 2009	1,590,756	193,630	1,784,386

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased (2)
Turn-Key Datacenter®	70,426	16,988	87,414	72.8%
Build-to-Suit	—	—	—
New Powered Base Building® Shell	—	—	—

Redevelopment Space Under Construction as of December 31, 2009	70,426	16,988	87,414

New Development Space Under Construction at Quarter End (3)	US	Europe	Total
New Powered Base Building® Shell	135,000	—	135,000

(1)	Defined as leases that have commenced on or before December 31, 2009.
(2)	Defined as leases that were signed on or before December 31, 2009.
(3)	Not included as part of our redevelopment space inventory as of December 31, 2009.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2009

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.